SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 13, 2002


                                  QUIPP, INC.
                                  -----------
                 (Exact Name of Registrant Specified in Charter)


          Florida                      0-14870                  59-2306191
          -------                      -------                  ----------
      (State or Other             (Commission File           (I.R.S. Employer
      Jurisdiction of                  Number)              Identification No.)
       Incorporation)



                 4800 NW 157th Street
                    Miami, Florida                                   33014
         -----------------------------------------                -----------
         (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (305) 623-8700
                                                           --------------


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ITEM 5.           OTHER EVENTS.

         The Company is attaching as Exhibit 99.1 a copy of a letter to its shareholders addressing certain recent developments.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

Exhibit No.       Exhibit
-----------       -------

99.1              Letter to shareholders.



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


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          QUIPP, INC.


Date: November 14, 2002                   By: /s/ Michael S. Kady
      -----------------                       ---------------------
                                                  Michael S. Kady
                                                  President and Chief Executive
Officer

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


                                  EXHIBIT INDEX


Exhibit No.                Exhibit
-----------                -------

99.1                       Letter to shareholders.





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